UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

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                                    Form 8-K
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                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date Of Report (Date Of Earliest Event Reported): 3/31/10
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                               PURESPECTRUM, INC.
             (Exact Name of Registrant as Specified in its Charter)
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                       Commission File Number: 333-148158

          Delaware                                             41-2233202
(State or Other Jurisdiction Of                             (I.R.S. Employer
 Incorporation or Organization)                            Identification No.)


                               340 Eisenhower Dr.
                            Building 600, Suite 610
                            Savannah, Georgia 31406
          (Address of Principal Executive Offices, Including Zip Code)


                                  912-961-4980
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 31, 2010, the Board of Directors filled a vacancy by electing Frank A. Slotin a director. Mr. Slotin, age 46, has served as the Managing Partner of Karp, Ronning & Tindol, PC, a Savannah-based public accounting firm since 2009. Mr. Slotin has been a practicing certified public accountant since 1991. He is a member of the Savannah Estate Planning Council, the American Institute of Certified Public Accountants (AICPA), the Georgia Society of Certified Public Accountants and the Senior Partner Network of Accounting Firms. Mr. Slotin has been appointed as chairman of the Audit Committee and will serve as the "audit committee financial expert." With the election of Mr. Slotin, the Board of Directors consists of seven members, four of which are "independent" as defined in the listing standards of the NASDAQ Global Market, and three of whom serve on the Audit Committee.

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                                  Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PureSpectrum, Inc.

Date: April 1, 2010                        By: /S/ William R. Norton
                                               ---------------------------------
                                               Name:  William R. Norton
                                               Title: Executive Vice President
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